Exhibit 4.1

NUMBER CERT.9999 Tantech Holdings Ltd. SHARES INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS *******9'000'000'000******* $0.001 PAR VALUE COMMON SHARES CUSIP 999999ZZ9 COMMON SHARES THIS CERTIFIES THAT *SPECIMEN* .,. 5 Is The Owner of * NINE BILLION AND 00/100 * FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON SHARES OF Tantech Holdings Ltd. --a g g Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. g 0 g ;;: i Dated: JANUARY 01, 2009 COUNTERSIGNED AND REGISTERED: VSTOCK TRANSFER, LLC Transfer Agent and Registrar By: ,-1 v1 CHIEF EXECUTIVE OFFICER ri .J ·

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT..........................Custodian.........................
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act.. (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____, *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

*Dated*______________________________

X____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY